CONSENT AND AGREEMENT OF GUARANTORS AND PLEDGORS
     With respect to the Third Modification Agreement, dated April 20, 2007 (“Agreement”), among GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC., (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation (collectively, “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”), WILLIAM S. LEVINE and LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (collectively, “Guarantors”) and TREVOR HILL, LEO COMMANDEUR, DANIEL CRACCHIOLO, ANDREW COHN, GRAHAM SYMMONDS and CINDY LILES (collectively, “Pledgors”) agree for the benefit of Bank as follows:
          1. Guarantors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Continuing Guaranties dated December 9, 2005 (collectively the “Guaranty”), by the undersigned Guarantors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
          2. Pledgors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Collateral Assignments of Member Interest dated December 9, 2005 (collectively the “Assignment”), by the undersigned Pledgors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments relating to the Assignment, as modified herein. The Assignment and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Pledgor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
          3. Guarantors and Pledgors consent to the modification of the Loan Documents and all other matters in the Agreement. Accordingly, the Guarantor Documents and the Pledgor Documents are modified to increase the principal amount of indebtedness of Borrower to Lender from $56,000,000.00 to $80,000,000.00.
          4. Guarantors and Pledgors fully, finally, and forever release and discharge Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Line of Credit, the Loan Documents, the Guarantor Documents, the Pledgor Documents or the actions or omissions of Bank in respect of the Line of Credit, the Loan Documents, the Guarantor Documents or the Pledgor Documents and (ii) arising from events occurring prior to the date hereof.

          5. Guarantors and Pledgors agree that all references, if any, to the Note, the Credit Agreement, and the other Loan Documents in the Guarantor Documents and the Pledgor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
          6. Guarantors reaffirm the Guarantor Documents and agree that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Line of Credit, the Guaranty and the obligations of Guarantors in the Guaranty.
          7. Pledgors reaffirms the Pledgor Documents and agrees that the Pledgor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Pledgor Documents shall remain as security for the Line of Credit.
          8. Guarantors represent and warrant that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Guarantors, respectively, enforceable in accordance with their terms against Borrower and Guarantors, respectively.
          9. Pledgors represent and warrant that the Loan Documents, as modified by the Agreement, and the Pledgor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Pledgors, respectively, enforceable in accordance with their terms against Borrower and Pledgors, respectively.
          10. Guarantors represent and warrant that Guarantors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantors of the Guarantor Documents.
          11. Pledgors represent and warrant that Pledgors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Pledgors of the Pledgor Documents.
          12. Guarantors and Pledgors represent and warrant that there has been no material adverse change in the financial condition of any Guarantor or Pledgor from the most recent financial statement received by Bank.
          13. Guarantors and Pledgors agree that this Consent and Agreement of Guarantors and Pledgors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors and Pledgors to physically form one document.

GUARANTORS:

WILLIAM S. LEVINE

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership
By:	/s/ William S. Levine
Name:	William S. Levine
Title:	General Partner

PLEDGORS:
/s/ Trevor Hill
Trevor Hill

/s/ Leo Commandeur
Leo Commandeur

/s/ Daniel Cracchiolo
Daniel Cracchiolo

/s/ Andrew Cohn
Andrew Cohn

/s/ Graham Symmonds
Graham Symmonds

/s/ Cindy Liles
Cindy Liles

EXHIBIT B
Compliance Certificate
     Global Water Resources LLC, a Delaware limited liability company, Global Water Management LLC, an Arizona limited liability company, and Global Water, Inc., a Delaware Corporation, individually and collectively the “Borrower” to that certain Credit Agreement dated December 9, 2005, (herein together with all amendments and modifications, if any, called the “Agreement”), by and between the Borrower and Guarantor named therein and Wells Fargo Bank, National Association, hereby certifies that Borrower has prepared the Compliance Certificate in accordance with the terms of the Agreement for the reporting period ending:

Minimum Net Worth not less than $10,000,000 (Section 4.9 (a))
Net Worth not at any time less than $10,000,000, with “Net Worth” defined as total members’ equity.

At or above $10,000,000		Compliance
Measured at each fiscal quarter end	Actual	Yes/No

Net Worth		No

Annualized Recurring EBITDA Coverage Required (Section 4.9 (b))
Measured on a rolling four (4) quarter basis (last fiscal quarter) with Rolling Four Quarter EBITDA Coverage of not less than 1.50:1

At or above 1.50:1			Compliance
Measured at each fiscal quarter end beginning June 30, 2007		Actual	Yes/No

Calculation of Eligible EBITDA
Current Eligible EBITDA:
Santa Cruz Water Company, LLC
Palo Verde Utility Company, LLC
Pacer Equities
Global Water, Inc.
Hassayampa Utilities Co., Inc.
Global Water Management, LLC
Global Water Resources, LLC
Valencia Water Company, Inc.
Willow Valley Water Company
Water Util of North Scottsdale
Water Util of Greater Tonopah
Water Util of Greater Buckeye
Acquisitions:
CP Water Company
Divestitures:
Cave Creek Water Company
Rolling Four Quarter EBITDA	$ —	#DIV/0!	#DIV/0!

Prior Period Current Portion of Long Term Debt

Annualized Total Cash Interest Paid

Financial Statements and Covenant Compliance Certificate
Borrower by its undersigned officer, hereby certifies that the foregoing represents a true and accurate calculation of the financial covenants, calculated in accordance with the Agreement. The undersigned further certifies that the financial statements of Borrower for the reporting period has been prepared in accordance to generally accepted accounting practices consistently applied and fairly sets forth the financial condition of Borrower as the date hereto and the results of operations for the period then ending.
Note: These numbers are based on unaudited financials and are subject to year-end adjustments which will impact EBITDA and liabilities.
Dated this             day of              , 200__.

Global Water Resources, LLC	Global Water, Inc.

by:	by:

its:	its:

Global Water Management, LLC

by:

its: